South Jersey Industries Q2 2017 Business Update August 4, 2017

Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy”, “target”, “will” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. These cautionary statements should not be construed by you to be exhaustive. While SJI believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statements 2

3 Grow Economic Earnings Improve Quality of Earnings Maintain Balance Sheet Strength Maintain Low to Moderate Risk Profile 2017 YTD Performance Highlights Maintain Economic EPS Guidance of $1.14 to $1.20 for 2017 • Sixth fuel supply management contract commenced service in May 2017. • $60.7 million invested YTD through AIRP II and SHARP. • Utility rate case settlement discussions currently underway. • 4,020 (gross) customers added YTD. • 121,000 SRECs produced YTD. The Path to $150 Million

SJI Capital Investment $1.7B of planned Cap Ex 2016-2020¹ Focused on regulated utility and FERC regulated growth $291M $331M $483M $374M $257M 2016A 2017P 2018P 2019P 2020P Regulated Utility FERC regulated Non-Utility 2016A-2020P 73% 20% 7% % Utility and FERC regulated: 93% 4¹Capital expenditures shown are inclusive of affiliate investments

Utility Capital Investment

Base Capital
- ✓ Rate case settlement discussions underway
- ✓ ≈ $735M planned capital investment 2016-2020
- ✓ Utility headquarters under construction

AIRP (Accelerated Infrastructure Replacement Program)
- ✓ Earn ROI with annual roll-in to base rates in October
- ✓ Currently in year one of 5-year, $302.5M program

SHARP (Storm Hardening and Reliability Program)
- ✓ Earn ROI with annual roll-in to base rates in October
- ✓ First phase ended June 30, with $107.5M invested
- ✓ Program extension filing expected within 6 months

BL England
- ✓ Proposed ≈ $115M pipeline to supply natural gas to the former BL England generating facility
- ✓ Final Pinelands Commission approval received February 24
- ✓ Legal appeal process continues, with a favorable resolution expected before year end

2016-2020 Utility Cap-Ex Breakdown



BL England 9%
SHARP 10%
AIRP 23%
Base capital 58%

5

GAAP Earnings – 2017 v 2016 For the three and six months ended June 30 Q2 2017 Q2 2016 Variance YTD 2017 YTD 2016 Variance In millions except per share data Gas Utility $2.3 $5.0 ($2.7) $48.7 $49.5 ($0.8) Midstream $0.4 $0.0 $0.4 $2.4 ($0.1) $2.5 SJ Energy Group ($11.5) ($13.7) $2.2 ($19.6) $10.0 ($29.6) SJ Energy Services $1.1 $3.9 ($2.8) ($3.2) $4.1 ($7.3) SJI ($7.6) ($4.8) ($2.8) $30.1 $63.4 ($33.3) SJI EPS ($0.10) ($0.06) ($0.04) $0.38 $0.86 ($0.48) 6

Economic Earnings – 2017 v 2016 For the three and six months ended June 30 Q2 2017 Q2 2016 Variance YTD 2017 YTD 2016 Variance In millions except per share data Gas Utility $2.3 $5.0 ($2.7) $48.7 $49.5 ($0.8) Midstream $0.4 $0.0 $0.4 $2.4 ($0.1) $2.5 SJ Energy Group $0.6 ($0.3) $0.9 $10.4 $11.8 ($1.4) SJ Energy Services $1.1 $4.1 ($3.0) ($1.3) $4.5 ($5.8) SJI $4.5 $8.7 ($4.2) $62.0 $65.7 ($3.7) SJI EPS $0.06 $0.12 ($0.06) $0.78 $0.89 ($0.11) 7*SJI uses the non-GAAP measure of Economic Earnings when discussing results. A full explanation and reconciliation of this non-GAAP measure is provided under “Explanation and Reconciliation of Non-GAAP Financial Measures” in the Earnings Release.

South Jersey Gas In millions¹ Q2 YTD Performance Notes 2016 Net Income $5.0 $49.5 Customer Growth $0.4 $1.4 1.5% YOY customer growth Accelerated Infrastructure Investments $0.2 $3.5 AIRP I and SHARP investments roll-in to base rates Off System Sales $0.0 $0.1 O&M Expenses² ($1.3) ($2.7) Resource investments supporting future growth; increased reserve for uncollectible accounts Depreciation³ ($0.5) ($1.1) Additional assets placed in service Interest Charges – Net of Capitalized³ ($0.3) ($0.5) R&D Tax Credit ($1.0) ($1.0) Non-recurring credit benefited 2016 Other ($0.2) ($0.5) 2017 Net Income $2.3 $48.7 ¹ Slide depicts changes to period over period net income, it is not intended to be a substitute for financial statements. ² Excludes expenses where there is a corresponding credit in operating revenues (i.e., no impact on our financial results). ³ Expenses associated with accelerated infrastructure investments are reflected within that line item. 8

Utility Customer Growth 12 Months Ending June 30, 2017 Margin Growth from Customer Additions $2.2M Conversions 5,082 New Construction 2,604 Total Gross Customer Additions 7,686 Net Customer Additions 5,788 Year Over Year Net Growth Rate 1.5% 9

10 Q2 2017 Q2 2016 Variance YTD 2017 YTD 2016 Variance Economic Earnings, in millions SJ ENERGY GROUP $0.6 ($0.3) $0.9 $10.4 $11.8 ($1.4) Retail Commodity $0.4 $0.5 ($0.1) $1.0 $0.9 $0.1 Fuel Management $1.3 $0.9 $0.4 $2.7 $1.7 $1.0 Wholesale Mktg / Asset Optimization ($1.1) ($1.7) $0.6 $6.6 $9.2 ($2.6) SJ Exploration $0.0 $0.0 $0.0 $0.1 $0.0 $0.1 South Jersey Energy Group Volumes delivered on fuel supply management contracts more than double prior year  Record warm temperatures limited ability to optimize capacity in wholesale marketing For the three and six months ended June 30

11 Q2 2017 Q2 2016 Variance YTD 2017 YTD 2016 Variance Economic Earnings, in millions SJ ENERGY SERVICES $1.1 $4.1 ($3.0) ($1.3) $4.5 ($5.8) CHP ($0.3) $1.8 ($2.1) $0.0 $2.1 ($2.1) Solar $2.2 $1.7 $0.5 $0.1 $0.3 ($0.2) Landfills ($0.9) ($0.7) ($0.2) ($1.6) ($1.1) ($0.5) ITC $0.0 $1.1 ($1.1) $0.0 $2.8 ($2.8) Other $0.1 $0.2 ($0.1) $0.2 $0.4 ($0.2) South Jersey Energy Services CHP comparison impacted by non-recurring $1.3M settlement that benefited 2016, and by increased interest expense associated with refinancing certain debt Strong solar production continues, with YTD results reflecting impacts of softer MD SREC market No ITC in 2017 earnings For the three and six months ended June 30

Appendix

PennEast Pipeline Project • $200M investment with FERC level returns projected • 20% equity owner in $1.0B+, 1 BCF, 118-mile interstate pipeline from Marcellus region of PA into NJ • Fully subscribed; 80% of capacity under 15-year agreements Application submitted 9/24/15 FERC draft EIS issued 7/22/16 Final EIS issued 4/7/17 Targeted construction 2018 13

14 Non-Utility GAAP Earnings – 2017 v 2016 For the three and six months ended June 30 Q2 2017 Q2 2016 Variance YTD 2017 YTD 2016 Variance GAAP Earnings, in millions SJ ENERGY GROUP ($11.5) ($13.7) $2.2 ($19.6) $10.0 ($29.6) Retail Commodity ($0.2) $5.1 ($5.3) $0.0 $5.2 ($5.2) Fuel Management $1.3 $0.9 $0.4 $2.7 $1.7 $1.0 Wholesale Mktg / Asset Optimization ($12.6) ($19.7) $7.1 ($22.4) $3.1 ($25.5) SJ Exploration $0.0 $0.0 $0.0 $0.1 $0.0 $0.1

15 Non-Utility GAAP Earnings – 2017 v 2016 For the three and six months ended June 30 Q1 2017 Q1 2016 Variance YTD 2017 YTD 2016 Variance GAAP Earnings, in millions SJ ENERGY SERVICES $1.1 $3.9 ($2.8) ($3.2) $4.1 ($7.3) CHP ($0.3) $1.6 ($1.9) ($1.6) $1.7 ($3.3) Solar $2.2 $1.7 $0.5 ($0.2) $0.3 ($0.5) Landfills ($0.9) ($0.7) ($0.2) ($1.6) ($1.1) ($0.5) ITC $0.0 $1.1 ($1.1) $0.0 $2.8 ($2.8) Other $0.1 $0.2 ($0.1) $0.2 $0.4 ($0.2)

Fuel Supply Management 16 Counterparty Location Capacity (MW) Volume (Dth/day) Start Date Term Starwood Marcus Hook, PA 750 80,000 In service 2016 - evergreen LS Power West Deptford, NJ 738 36,000 In service 15 Years LS Power II West Deptford, NJ 400 31,000 In service 15 Years Moxie - Liberty Bradford Co, PA 825 137,655 In service June 2016 5 Years Moxie - Patriot Lycoming Co, PA 825 137,655 In service June 2016 4 Years Panda - Stonewall Leesburg, VA 750 110,000 2017 4 Years Moxie - Freedom Luzerne, PA 1,029 157,000 2018 10 Years Lordstown Trumbell, OH 1,029 160,000 2018 5 Years Invenergy - Lackawanna Jessup, PA 1,045 210,000 2018 10 Years To Be Announced TBA 990 121,000 TBA 4 Years To Be Announced Executed August 2017 1,000 162,000 2020 5 years

Solar SREC Generation MW DC Number of SRECs * Actual annual production reflected from 2012 through 2016. Estimated 2017 production reflects six months actual and six months forecasted, assuming normal weather conditions. 17 26,193 55,766 111,908 136,379 224,737 227,897 - 50,000 100,000 150,000 200,000 250,000 0 50 100 150 200 250 2012 2013 2014 2015 2016 2017 SRECs generated MWs Installed